SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 20, 2000
                                                        ----------------

                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)



         Maryland                  0-11083                       13-3147497
         ------------------------------------------------------------------
        (State or other      (Commission file No.)            (IRS Employer
         jurisdiction of                                          I.D. No.)
         incorporation)


         60 Cutter Mill Road, Suite 303, Great Neck, New York       11021
         ----------------------------------------------------------------
         (Address of principal executive offices)               (Zip code)


         Registrant's telephone number, including area code 516-466-3100
                                                            ------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated October 23, 2000 (filed with the Securities and Exchange Commission on October 26, 2000), as set forth in the pages attached hereto.

Item 7.  Financial Statements and Exhibits

One Liberty Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Financial Statements (Unaudited)          1
Pro Forma Consolidated Balance Sheet (Unaudited)                 2
Pro Forma Consolidated Income Statements (Unaudited)             3-4
Notes to Pro Forma Consolidated Balance Sheet and
       Income Statements (Unaudited)                             5-6

(c)   Exhibits

       None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY                 By: /s/ David W. Kalish
       December 12, 2000              -----------------------------
                                      David W. Kalish
                                      Vice President and Chief Financial Officer

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


The unaudited pro forma consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of September 30, 2000, has been prepared as if the Company's sale of 13 Total Petroleum properties, all located in Michigan (the "Properties"), had occurred on September 30, 2000. The unaudited pro forma consolidated income statements for the year ended December 31, 1999 and for the nine months ended September 30, 2000, are presented as if the Company's sale of the Properties occurred on January 1, 1999, and the effect was carried forward through the year and nine month period.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the Company's sale of the Properties had occurred on September 30, 2000 or on January 1,1999, and for the year and nine months indicated, respectively, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1999 annual report on Form 10-K.

The gross sales price of the Properties was $12,000,000 and will result in a gain of approximately $3,595,000 for financial statement purposes.

The Company's present intention is to use the sales proceeds to acquire one or more additional net leased properties on a tax-deferred basis; accordingly, the Company is not expected to realize a gain for federal income tax purposes on the sale.





                      One Liberty Properties, Inc.

                Pro Forma Consolidated Balance Sheet (Unaudited)

                            As of September 30, 2000

                             (Dollars in thousands)

                                                                                                         The
                                                                 The Company          Sale              Company
                                                                  Historical           of              Pro Forma
                                                                     (A)           Properties         as Adjusted
                                                                 -----------       ----------         -----------

Assets
Real estate investments, at cost:
    Land                                                         $   24,738         $  (2,197)(B)     $   22,541
    Buildings                                                        92,495            (5,940)(B)         86,555
                                                                 ----------         ----------        ----------
                                                                    117,233            (8,137)           109,096
Less accumulated depreciation                                         6,522              (848)(B)          5,674
                                                                 ----------         ----------        ----------
                                                                    110,711            (7,289)           103,422
Cash and cash equivalents                                             2,985            11,670 (B)         14,655
Unbilled rent receivable                                              2,253              (786)(C)          1,467
Rent, interest, deposits and other receivables                        1,038                 -              1,038
Note receivable - officer                                               240                 -                240
Investment in BRT Realty Trust (related party)                          254                 -                254
Deferred financing costs                                              1,090                 -              1,090
Other                                                                   308                 -                308
                                                                 ----------         ---------         ----------
                                                                 $  118,879         $   3,595         $  122,474
                                                                 ==========         =========         ==========
Liabilities and stockholders' equity
Mortgages payable                                                $   59,181         $       -         $   59,181
Line of credit                                                        8,000                 -              8,000
Accrued expenses and other liabilities                                  624                 -                624
Dividends payable                                                     1,160                 -              1,160
                                                                 ----------         ---------         ----------
Total liabilities                                                    68,965                 -             68,965
                                                                 ----------         ---------         ----------
Commitments and contingencies                                             -                 -                  -

Stockholders' equity:
   Redeemable convertible preferred stock                            10,752                 -             10,752
   Common stock                                                       2,998                 -              2,998
   Paid-in capital                                                   31,523                 -             31,523
   Accumulated other comprehensive income                                90                 -                 90
   Accumulated undistributed net income                               4,551             3,595 (D)          8,146
                                                                 ----------         ---------         ----------
Total stockholders' equity                                           49,914             3,595             53,509
                                                                 ----------         ---------         ----------
                                                                 $  118,879         $   3,595         $  122,474
                                                                 ==========         =========         ==========






                            See accompanying notes.



                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                      For the Year Ended December 31, 1999

                  (Dollars in thousands, except per share data)
                                                                                                           The
                                                                   The Company                           Company
                                                                    Historical        Pro Forma         Pro Forma
                                                                       (A)           Adjustments       as Adjusted
                                                                    ----------       -----------       -----------

Revenues:
    Rental income                                                  $     8,831        $   (1,093)(B)   $     7,738
    Interest and other income                                            1,349               700 (C)         2,049
                                                                   -----------        ----------       -----------
                                                                        10,180              (393)            9,787
                                                                   -----------        ----------       -----------
Expenses:
    Depreciation and amortization                                        1,645              (149)(D)         1,496
    Interest - mortgages payable                                         2,543                 -             2,543
    Leasehold rent                                                         289                 -               289
    General and administrative                                             933                (8)(E)           925
                                                                   -----------        ----------       -----------
                                                                         5,410              (157)            5,253
Income before gain on sale and                                     -----------        ----------       -----------
    minority interest                                                    4,770              (236)            4,534
                                                                   -----------        ----------       -----------
Gain on sale of real estate                                                 62                 -                62
Gain on sale of available-for-sale
    securities                                                              64                 -                64
                                                                   -----------        ----------       -----------
                                                                           126                 -               126
                                                                   -----------        ----------       -----------
Income before minority interest                                          4,896              (236)            4,660
Minority interest                                                          (17)                -               (17)
                                                                   -----------        ----------       -----------
Net income                                                         $     4,879        $     (236)      $     4,643
                                                                   ===========        ==========       ===========
Calculation of net income
    applicable to common stockholders:
       Net income                                                  $     4,879        $     (236)      $    4,643
       Less dividends and accretion
         on preferred stock                                              1,247                 -            1,247
                                                                   -----------        ----------       ----------
   Net income applicable to
         common stockholders                                       $     3,632        $     (236)      $    3,396
                                                                   ===========        ==========       ==========
Net income per common share
    Basic (F)                                                      $      1.23                         $     1.15
                                                                   ===========                         ==========
    Diluted (F)                                                    $      1.23                         $     1.15
                                                                   ===========                         ==========




                               See accompanying notes.


                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                  For the Nine Months Ended September 30, 2000

                  (Dollars in thousands, except per share data)
                                                                                                           The
                                                                   The Company                           Company
                                                                    Historical        Pro Forma         Pro Forma
                                                                       (A)           Adjustments       as Adjusted
                                                                    ----------       -----------       -----------


Revenues:
    Rental income                                                   $    9,025         $    (819)(B)    $    8,206
    Interest and other income                                              185               525 (C)           710
                                                                    ----------         ---------        ----------
                                                                         9,210              (294)            8,916
Expenses:                                                           ----------         ---------        ----------

    Depreciation and amortization                                        1,710              (111)(D)         1,599
    Interest - mortgages payable                                         3,076                 -             3,076
    Interest - line of credit                                              157                 -               157
    Leasehold rent                                                         217                 -               217
    General and administrative
                                                                           863                (6)(E)           857
                                                                    ----------         ---------        ----------
                                                                         6,023              (117)            5,906
                                                                    ----------         ---------        ----------
Income before gain on sale                                               3,187              (177)            3,010

Gain on sale of real estate                                                199                 -               199
(Loss) on sale of available-for-sale
    securities                                                             (10)                -               (10)
                                                                    ----------         ---------        ----------
                                                                           189                 -               189
                                                                    ----------         ---------        ----------
Net income                                                          $    3,376         $    (177)       $    3,199
                                                                    ==========         =========        ==========
Calculation of net income
    applicable to common
    stockholders:
       Net income                                                   $    3,376         $    (177)       $    3,199
       Less dividends on preferred stock                                   784                 -               784
                                                                    ----------         ---------        ----------

       Net income applicable to
         common stockholders                                        $    2,592         $    (177)       $    2,415
                                                                    ==========         =========        ==========
Net income per common share
    Basic (F)                                                       $      .87                          $      .81
                                                                    ==========                          ==========
    Diluted (F)                                                     $      .87                          $      .81
                                                                    ==========                          ==========






                                See accompanying notes.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2000

     (A) To reflect the consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of September 30, 2000, as reported on Form 10-Q.

     (B) To reflect the October 20, 2000 sale by the Company of the Total Petroleum properties located in Michigan (the "Properties"), as of September 30, 2000, for a gross sales price of $12,000,000. There was approximately $330,000 of brokerage commissions and legal fees which was charged to gain on sale.

     (C) To reflect the write off of accumulated straight lined rent recorded, which was charged to gain on sale.

     (D) To reflect a $3,595,000 gain on sale of the Properties. The Company's present intention is to use the sales proceeds to acquire one or more additional net leased properties on a tax-deferred basis; accordingly, the Company is not expected to realize a gain for federal income tax purposes on the sale.

2. Notes to Pro Forma Consolidated Income Statement for the Year
    Ended December 31, 1999

     (A) To reflect the consolidated income statement of the Company for the year ended December 31, 1999, as reported on the Company's Form 10-K.

     (B) To reflect the decrease in rental income due to the sale of the Properties for the year ended December 31, 1999.

     (C) To reflect estimated interest income on the net proceeds received on the sale of the Properties ($11,670,000 x 6%).

     (D) To reflect the decrease in depreciation due to the sale of the Properties.

     (E) To reflect the decrease in insurance expense due to the sale of the Properties.

     (F) Basic net income per common share is calculated based on approximately 2,960,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 2,963,000 weighted average common shares and common share equivalents outstanding.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued


3. Notes to Pro Forma Consolidated Income Statement for the Nine
    Months Ended September 30, 2000

     (A) To reflect the consolidated income statement of the Company for the nine months ended September 30, 2000, as reported on the Company's Form 10-Q.

     (B) To reflect the decrease in rental income due to the sale of the Properties for the nine months ended September 30, 2000.

     (C) To reflect estimated interest income on the net proceeds received on the sale of the Properties ($11,670,000 x 6%).

     (D) To reflect the decrease in depreciation due to the sale of the Properties.

     (E) To reflect the decrease in insurance expense due to the sale of the Properties.

     (F) Basic net income per common share is calculated based on approximately 2,989,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 2,990,000 weighted average common shares and common share equivalents outstanding.